UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2021

First Internet Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway	46037
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2026	INBKL	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2029	INBKZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

First Internet Bancorp (the “Company”) held its annual meeting of shareholders on May 17, 2021. Shareholders voted on the following proposals, each as described further in the Company's proxy statement for the 2021 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 31, 2021 (the "2021 Proxy Statement").

Proposal 1 – Election of Directors

The shareholders elected each of the eight nominees to serve as a director for a one-year term ending at the next annual meeting of shareholders, based on the votes listed below.

Nominee	For	Withheld	Broker Non-Votes
Aasif M. Bade	7,301,118	125,187	1,162,834
David B. Becker	7,060,843	365,462	1,162,834
Ana Dutra	7,180,220	246,085	1,162,834
John K. Keach, Jr.	7,064,032	362,273	1,162,834
David R. Lovejoy	6,058,880	1,367,425	1,162,834
Ralph R. Whitney, Jr.	6,816,277	610,028	1,162,834
Jerry Williams	6,822,552	603,753	1,162,834
Jean L. Wojtowicz	7,116,427	309,878	1,162,834

Proposal 2 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay Vote”)

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement, based on the votes listed below.

For	Against	Abstained	Broker Non-Votes
4,689,790	2,716,204	20,311	1,162,834

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of BKD, LLP to serve as the Company’s independent registered public accounting firm for 2021, based on the votes listed below.

For	Against	Abstained
8,495,229	89,740	4,170

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 19, 2021

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Executive Vice President & Chief Financial Officer